EXHIBIT 10.17


DATED                                                                       2000






            ADVANCED COMMUNICATIONS TECHNOLOGIES (AUSTRALIA) PTY LTD

                                       AND

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.






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                       LICENCE AND DISTRIBUTION AGREEMENT
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                                TABLE OF CONTENTS


1.   DEFINITIONS...............................................................1
2.   TERM......................................................................6
       2.1.     Effective Date.................................................6
       2.2.     Indefinite Term................................................6
3.   APPOINTMENT...............................................................6
       3.1.     Appointment of ADVC............................................6
       3.2.     Exclusive Appointment in the Territory.........................6
       3.3.     Licence........................................................6
4.   LICENCE OF SOFTWARE.......................................................7
       4.1.     ACT to Licence.................................................7
       4.2.     ACT may Permit ADVC to Sub-Licence.............................7
5.   PROMOTIONAL MATERIALS AND ORDERING OF PRODUCT.............................7
       5.1.     Promotional Materials..........................................7
       5.2.     Order only from ACT or Authorised Replicator...................7
6.   Obligations of ADVC.......................................................7
       6.1.     Promotion of Product...........................................7
       6.2.     No Export......................................................8
       6.3.     Minimum Sales Requirements.....................................8
7.   NO MODIFICATION OR BUNDLING...............................................9
       7.1.     No Modifications...............................................9
       7.2.     ADVC's Name and Logo...........................................9
       7.3.     No Bundling....................................................9
       7.4.     Licence Terms..................................................9
8.   PAYMENTS..................................................................9
       8.1.     Entitlement....................................................9
       8.2.     ACT to Remit...................................................9
       8.3.     ADVC to Remit..................................................9
       8.4.     Minimum Guarantee Amount......................................10
       8.5.     Reports.......................................................10
       8.6.     ADVC to Account to ACT after Termination......................10
       8.7.     Taxes.........................................................10
9.   ACCOUNTS, AUDITS AND INSPECTIONS.........................................10
       9.1.     ADVC to Keep Records..........................................10
       9.2.     ACT's Right to Inspect Records................................11
       9.3.     ACT's Right to Inspect for 7 Years............................11
       9.4.     Payment of any Difference Revealed by Inspection..............11
       9.5.     If Reports not Delivered......................................11
       9.6.     Inspection of ADVC's Facilities...............................12
10.  WARRANTIES...............................................................12
       10.1.    General Warranties............................................12
       10.2.    Warranties by ACT.............................................12
       10.3.    ACT does not Warrant..........................................12

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       10.4.    Warranties by ADVC............................................12
       10.5.    Amendment.....................................................13
       10.6.    Intellectual Property Rights of Alteration....................13
       10.7.    Acknowledgement...............................................13
11.  SCOPE OF LIABILITY.......................................................13
       11.1.    ACT's Indemnity...............................................13
       11.2.    ADVC's Indemnity..............................................14
       11.3.    Exclusion of Liability........................................14
       11.4.    Liability Limit...............................................15
       11.5.    Notification of Claims........................................15
       11.6.    Keep ACT Informed.............................................15
       11.7.    ACT to Conduct Litigation.....................................15
       11.8.    Conduct of Litigation.........................................15
       11.9.    Payment of Judgment against ADVC..............................16
       11.10.   Consent to Settlement.........................................16
       11.11.   Consent to Settlement.........................................16
       11.12.   Payment of Sums under Indemnity...............................16
12.  MARKETING AND PROMOTION..................................................17
       12.1.    Marketing Plan................................................17
       12.2.    ACT to Approve all Marketing Material.........................17
       12.3.    ACT's Approval................................................17
13.  WITHDRAWAL OF PRODUCT....................................................17
       13.1.    Suspension of Distribution....................................17
       13.2.    ADVC to Notify................................................17
       13.3.    If ACT is Unable to Rectify the Product.......................18
       13.4.    If ACT is able to Rectify the Product.........................18
14.  SUB-DISTRIBUTORS.........................................................18
       14.1.    ADVC may Appoint Sub-distributors.............................18
       14.2.    ADVC Liable for Sub-distributors..............................18
       14.3.    Payments to Sub-distributors..................................18
15.  CONFIDENTIALITY..........................................................18
       15.1.    Confidential Information......................................18
       15.2.    No Disclosure.................................................19
       15.3.    No Unauthorised Copying.......................................19
       15.4.    Return of Materials...........................................19
       15.5.    Responsibility for Employees, Agents etc......................19
       15.6.    Publicity.....................................................19
16.  WITHDRAWAL OF EXCLUSIVITY................................................20
       16.1.    Application of Rule...........................................20
       16.2.    Withdrawal of Exclusivity.....................................20
17.  TERMINATION..............................................................20
       17.1.    Termination for Breach........................................20
       17.2.    Immediate Termination.........................................20
       17.3.    Accrued Rights................................................21
18.  RELATIONSHIP OF THE PARTIES..............................................21
       18.1.    No Partnership................................................21
       18.2.    No Representations of Authority...............................21

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19.  GENERAL..................................................................21
       19.1.    Amendment.....................................................21
       19.2.    Entire Understanding..........................................21
       19.3.    Further Assurance.............................................21
       19.4.    Legal Costs and Expenses......................................21
       19.5.    Stamp Duty....................................................21
       19.6.    Waiver and Exercise of Rights.................................22
       19.7.    Assignment....................................................22
       19.8.    Time of the Essence...........................................23
       19.9.    No Relationship...............................................23
       19.10.   Survival of Indemnities.......................................23
       19.11.   Rule of Construction..........................................23
20.  NOTICES..................................................................23
       20.1.    Service of Notice.............................................23
       20.2.    Particulars for Service.......................................23
       20.3.    Particulars for Service.......................................24
       20.4.    Time of Service...............................................24
21.  INTERPRETATION...........................................................24
       21.1.    Governing Law and Jurisdiction................................24
       21.2.    Persons  24
       21.3.    Joint and Several.............................................25
       21.4.    Legislation...................................................25
       21.5.    This Agreement, clauses and Headings..........................25
       21.6.    Severance.....................................................25
       21.7.    Counterparts..................................................25
       21.8.    Currency 25
       21.9.    Business Day..................................................26
       21.10.   ACT Right of Setoff...........................................26
       21.11.   Number and Gender.............................................26
       ANNEXURE A.............................................................27



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                                       1


THIS LICENCE AND DISTRIBUTION AGREEMENT is made on      2000

BETWEEN

         ADVANCED COMMUNICATIONS TECHNOLOGIES (AUSTRALIA) PTY LTD ACN 086856 617

         of Level 20, 350 Queen Street, Melbourne, Victoria, 3000, Australia

                                                                         ("ACT")

         AND

         ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

         a corporation incorporated in Florida, United States of America with its registered address at 19200 Von Karman Avenue, Suite 500, Irvine, CA 92612, United States of America

                                                                        ("ADVC")


RECITALS

A.       ACT has developed the Product.

B.       ACT wishes to appoint ADVC to distribute the Product in the Territory.

C. ADVC has agreed to accept the appointment on the terms and conditions of this Agreement, and to distribute the Product in the Territory.

THE PARTIES AGREE AS FOLLOWS:


1.       DEFINITIONS

         In this document unless a contrary intention appears:

         ALTER means alter, modify, adapt, disassemble, reverse engineer or amend, and ALTERATION has a corresponding meaning.

         AUTHORISED REPLICATOR means a person authorized and notified by ACT to ADVC in writing to undertake manufacture of the Product for the purposes of this Document.

         BANKRUPTCY CODE means the bankruptcy statutes of the United States, designated as Title 11 of the United States Code.

         BUSINESS DAY means a day on which the Commonwealth Bank of Australia is open for business in Victoria, Australia.

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         BUSINESS HOURS means from 9.00 am to 5.00 pm on a Business Day.

         CALENDAR QUARTER means successive periods of three months ending 31 March, 30 June, 30 September and 31 December and any part thereof.

         CHANGE CONTROL EVENT means, in relation to a party, any event where a person having Control of that party on the date of this document, ceases to have such Control.

         COMMISSION means an amount to be agreed between the parties, having regard to industry standards after the final pricing for the Product is established.

         CONFIDENTIAL INFORMATION means all trade secrets, ideas, know-how, concepts and information whether in writing or otherwise relating in any way:

         (a)      to either party's sub-licensees, employees or End users;

         (b)      the Product;

         (c) Intellectual Property Rights, Promotional Materials or the Marketing Plan;

         (d)      Commission payable under this document;

         (e) a party's affairs or businesses, sales, marketing or promotional information;

         (f)      the terms of this document,

         but that does not include information that:

         (g) is, or becomes part of, the public domain otherwise than by breach of this document by either party;

         (h) is lawfully obtained by either party from another person without any restriction as to use and disclosure; or

         (i) was in either party's possession prior to disclosure to it by the other party.

         CONTROL means, in relation to a party, a person:

         (a)      controlling the composition of that party's board; or

         (b) being in a position to case, or control the casting of, more than one-half of the maximum number of votes that might be cast at a general meeting of that party; or

         (c) holding more than on-half of the issued share capital of that party (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital).

         CORPORATIONS LAW means the Corporations Law of Victoria, Australia.

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         DEFAULTING  PARTY  means  a  party  who  has  breached  a rule  in this
         Agreement.

         EFFECTIVE DATE means 6 April 1999.

         END USERS means any persons who purchases the Products for end use.

         EXCLUSIVE TERRITORY means the United States of America, the North American and South American continents.

         FORCE MAJEURE means events or occurrences beyond the reasonable control of a party, such as:

         (a)      war, revolution, insurrection, riot or invasion;

         (b) earthquake, aircraft damage, fire, cyclones, lightning, winds or other acts of God:

         (c)      industrial relations problems and strikes affecting the party;
                  or

         (d)      airport  closure,   airline  strikes  or  airline   industrial
                  problems, tourist restrictions, or grounding of types of aircraft used to transport passengers domestically.

         GROSS RECEIPTS means the total of all sums paid to, or payable to, or other financial benefit received, or to be received, by either ACT or ADVC from the distribution of the Product within the Territory and which arises from or as a result of this document.

         INEFFECTIVE means void, illegal or unenforceable.

         INSOLVENCY EVENT means, in relation to a party, any of the following events:

         (a) the party assigns any of its property for the benefit of creditors or any class of them;

         (b) the party's interest in or under this document or in the subject matter of this document becomes attached or taken in execution or under any legal process;

         (c) an encumbrance takes any step towards taking possession or takes possession of any assets of the party or exercises any power of sale;

         (d) the party ceases, suspends or threatens to case or suspend the conduct of a majority of its business, or disposes of or threatens to dispose of its assets, except for the purposes of a solvent reconstruction or amalgamation previously approved by the other party;

         (e) any security interest becomes enforceable or is enforced against the party;

         (f) a distress, attachment or other execution is levied or enforced against the party in excess of $1,000.00;

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         (g)      the party takes any step to obtain  protection  or is granted protection from its creditors under any applicable legislation;

         (h) a resolution is passed by the party to appoint an administrator or an administrator of the party is appointed;

         (i)      an order is made that the party be wound up;

         (j) an order is made appointing a liquidator or a provisions liquidator of the party;

         (k) the party resolves to wind itself up or otherwise dissolve itself, or gives notice of its intention to do so, except for the purposes of a solvent reconstruction or amalgamation previously approved by the other party, or is otherwise wound up or dissolved:

         (l) an order is made or a resolution is passed for the party to enter into any arrangement, compromise or composition with or assignment for the benefit of its creditors or any class of them, except for the purposes of a solvent reconstruction or amalgamation previously approved by the other party;

         (m) the party is, or states that it is, or under applicable legislation is taken to be, unable to pay its debts (other than as a result of a failure to pay a debt or claim the subject of a dispute in good faith) or stops or suspends or threatens to stop or suspend payment of all or a class of its debts;

         (n) a receiver, receiver and manager, administrator, controller or similar officer of any of the assets or the whole or any part of the undertaking of the party is appointed:

         (o) the party is or makes a statement from which it may be reasonably deduced by the other party that the party is the subject of an event described in section 459C(2) of the Corporations Law;

         (p) the commencement of bankruptcy proceedings against the party under the Bankruptcy Code; or

         (p) any event that is analogous or having a substantially similar effect to any of the events specified in this definition, whether under the laws of Australia or any other country.

         INTELLECTUAL PROPERTY RIGHTS means all intellectual property and proprietary rights (whether registered or unregistered) wherever subsisting used in or forming party of the Product including, without limitation:

         (a) the name "SPECTRUCELL" and any other names under which the Products are distributed;

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                                       5


         (b) all confidential Information, trade secrets, know-how, scientific, technical, product and marketing information used in or forming part of the Product; and

         (c) all copyright, computer programs, logos, patents, designs, design rights, trademarks, drawings, discoveries, inventions, improvements and similar industrial or intellectual property rights used in or forming part of the Product.

         LICENSE TERMS means the licence terms set out in Annexure A, or such other licence terms as may be determined by ACT from time to time by notice in writing to ADVC.

         MARKETING PLAN means the marketing plan specifying the publicity, advertising and marketing strategies of the Product in the Territory together with associated costs set out in Annexure B, or such other plan as may be agreed between the parties from time to time.

         MINIMUM GUARANTEE AMOUNT means, in respect of each Calendar Quarter, an amount to be agreed between the parties, having regard to industry standards after the final pricing for the Product is established.

         NON-DEFAULTING PARTY means a party who is not a Defaulting Party.

         NON-EXCLUSIVE TERRITORY means the territory to be agreed in writing between the parties, being a territory other than the Exclusive Territory.

         PRODUCT means the wireless or terrestrial, multi-protocols communication network technology known as SPECTRUCELL, incorporating the Software and related hardware forming part of the base station controller which processes and transits mobile communications protocols such as AMPS, CDMA, TDMA, GSM, W-CDMA, UMTS, 3G and Voice IP.

         PROMOTION MATERIALS means the materials about the Products that will be delivered to ADVC to assist ADVC in the distribution of the Products, which may be delivered to ADVC electronically in an electronic medium.

         SOFTWARE means the software forming an integral part of the Product which enables the Product to perform to its specifications, consisting of a set of instructions or statements in machine readable medium, and any enhancement, modification of that software.

         SUSPENSION PERIOD means a period of up to 90 days.

         RECORDS means all proper books, records and accounts relating to the distribution of the Product.

         REPORT means the report described in clause 8.5.

         TERRITORY   means  the  Exclusive   Territory  and  the   Non-Exclusive
         Territory.

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                                       6


         TERM means the term of this Agreement as set out in clause 2.

         TERMINATION EVENT means:

         (a)      an Insolvency Event; or

         (b) a warranty in clause 10 made by the other party proving to have been false, incorrect or misleading when made; or

         (c)      an event specified in clauses 10.5, 13.3 or 16.2.2; or

         (d) a Force Majeure Event which continues for more than 28 business Days; or

         (e)      a Change Control Event.

         WHOLESALE UNIT PRICE means the price for which ADVC sells the Product.


2.       TERM

         2.1.     EFFECTIVE DATE

                  The agreement recorded in this document takes effect from the Effective Date.

         2.2.     INDEFINITE TERM

                  The agreement recorded in this document continues indefinitely until it is terminated under the terms of this document.

                  The agreement recorded in this document continues indefinitely until it is terminated under the terms of this document.


3.       APPOINTMENT

         3.1.     APPOINTMENT OF ADVC

                  ACT appoints ADVC to distribute the Product throughout the Territory for the Term on the terms and conditions set out in this document. ADVC accepts such appointment.

         3.2.     EXCLUSIVE APPOINTMENT IN THE TERRITORY

                  Subject to clause 16, ACT agrees not to appoint any other person to distribute the Product in the Exclusive Territory during the Term, without the prior written consent of ADVC.

         3.3.     LICENCE

                  For the purposes of the appointment referred to in clause 3.1, ACT grants to ADVC a license for the Territory during the
                  Term:

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                                       7


                  3.3.1. to reproduce, advertise and publicise the names, photographs, and likeness of any authors, producers, creators or other persons associated with the development or production of the Product, but only in the manner as directed by ACT; and

                  3.3.2. to display the Product to prospective End Users in the course of reasonable promotion and marketing of the Product.

4.       LICENCE OF SOFTWARE

         4.1.     ACT TO LICENCE

                  At ADVC's request, ACT must grant a licence to an End User to use the Software in conjunction with the Product, on the Licence Terms.

         4.2.     ACT MAY PERMIT ADVC TO SUB-LICENCE

                  ACT may, during the Term, grant a licence to ADVC to:

                  4.2.1.   use the Software; and

                  4.2.2. sub-licence the use of the Software to an End User, and

                  4.2.3. reproduce the Software for the purpose of sub-licensing the use of the Software to an End user.

                  in conjunction with the Product, on the Licence Terms.


5.       PROMOTIONAL MATERIALS AND ORDERING OF PRODUCT

         5.1.     PROMOTIONAL MATERIALS

                  ACT may from time to time, but is not required t, deliver the Promotional Materials to ADVC

         5.2.     ORDER ONLY FROM ACT OR AUTHORISED REPLICATOR

                  ADVC must only purchase the Product from:

                  5.2.1.   ACT; or

                  5.2.2. the Authorised Replicator in accordance with the replicator's standard terms and conditions.


6.       OBLIGATIONS OF ADVC

         6.1.     PROMOTION OF PRODUCT

                  6.1.1. to promote and market the Product in accordance with the Marketing Plan;

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                                       8


                  6.1.2.   to distribute the Product in the Territory;

                  6.1.3. to be competent and knowledgeable in and conversant with all aspects of the Product;

                  6.1.4.   to ensure that any notices  relating to Intellectual
                           Property   Rights   appearing   on  the   Product  or
                           literature relating to the Product or pack again of the Product are not Altered or removed;

                  6.1.5. to inform Act of any matter which may affect or assist the promotion and marketing of the Product in the Territory;

                  6.1.6. to act in good faith at all times towards ACT and provide assistance and cooperation as practicable on request by ACT;

                  6.1.7.   to furnish to ACT, within seven business days of
                           ACT's  request,   any   information   sought  by  ACT
                           regarding the promotion and distribution of the Product in the Territory;

                  6.1.8. to fulfil all orders for the Product within 14 days of receipt of such

                  6.1.9. to consult on an ongoing basis with ACT with respect to significant aspects of the distribution of the Product;

                  6.1.10. to not make any representations or claims inconsistent with the Marketing Plan; and

                  6.1.11. to not make any false, misleading or deceptive statements with respect to the Product.

         6.2.     NO EXPORT

                  ADVC must not, without the prior written consent of ACT:

                  6.2.1. directly or indirectly, export the Product from the Territory;

                  6.2.2. directly or indirectly, distribute the Product to any person outside the Territory; or

                  6.2.3. directly or indirectly, distribute the Product to any person in the Territory whom ADVC knows or should reasonable know intends to distribute such copies outside the Territory or export such copies from the Territory.

         6.3.     MINIMUM SALES REQUIREMENTS

                  ADVC must:

                  6.3.1.   commercially distribute the Product in the Territory;
                           and

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                                       9


                  6.3.2. meet or exceed the Minimum Guarantee Amount in respect of each Calendar Quarter during the Term.

7.       NO MODIFICATION OR BUNDLING

         7.1.     NO MODIFICATIONS

                  ADVC must not, without the prior written consent of ACT, Alter the Product or any of the Promotional Materials in any way.

         7.2.     ADVC'S NAME AND LOGO

                  ADVC may, with the prior written approval of ACT, affix ADVC's name and logo on the Product in the manner approved by ACT.

         7.3.     NO BUNDLING

                  ADVC must not bundle, package or otherwise distribute the Product with or as part of, any other product or collection of products without the prior written approval of ACT.

         7.4.     LICENCE TERMS

                  ADVC must not remove the Licence Terms from the Product or otherwise amend or modify the Licence Terms embodied in the Product or otherwise attached to the Product.

8.       PAYMENTS

         8.1.     ENTITLEMENT

                  ADVC may at the request of ACT collect and to retain the Commission,

         8.2.     ACT TO REMIT

                  If, during a Calendar Quarter, ACT receives money form or on behalf of an End User on account of a Gross Receipt, then within 30 days after the end of the Calendar Quarter, Act must remit to ADVC, the Gross Receipt less an amount equal to the Commission payable upon the Gross Receipt received by ACT.

         8.3.     ADVC TO REMIT

                  If, during the Calendar Quarter, ADVC receive money form or on behalf of an End User on account of a Gross Receipt, then within 30 days after the end of that Calendar Quarter, ADVC must remit to ACT, an amount equal to the Commission payable upon the Gross Receipt received by ADVC.

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                                       10


         8.4.     MINIMUM GUARANTEE AMOUNT

                  8.4.1. If, during the Calendar Quarter, the total Gross Receipt provides less than the Minimum Guarantee Amount to ACT, then despite clauses 8.2 and 8.3, ADVC must pay to ACT an amount equal to the Minimum Guarantee Amount.

                  8.4.2. If, during the Calendar Quarter, the total Gross Receipt is equal to or more than six times the Minimum Guarantee Amount, then the rule in clause
                           8.4.1 will not apply for the three consecutive Calendar Quarters immediately following that Calendar Quarter.

         8.5.     REPORTS

                  Within 30 days of the end of each Calendar Quarter during the Term, ADVC must furnish to ACT a report detailing:

                  8.5.1. the number and Wholesale Unit Price of the Products distributed by ADVC during the preceding Calendar Quarter;

                  8.5.2.   the Gross Receipts for that Calendar Quarter;

                  8.5.3.   a computation of the Commission payable by ACT; and

                  8.5.4. if requested by ACT, copies of all invoices and other documents necessary to enable ACT to verify ADVC's statement of Gross Receipts.

         8.6.     ADVC TO ACCOUNT TO ACT AFTER TERMINATION

                  Subject to the termination of this document, however, caused, ADVC must continue to account to ACT in accordance with the provisions of this clause 8 for as long as ACT continues to receive Gross Receipts in respect of the distribution of the Product during the Term.

         8.7.     TAXES

                  ADVC is responsible for obtaining all of the necessary government or other official permission for the release of any amounts payable under this Agreement to ACT.

9.       ACCOUNTS, AUDITS AND INSPECTIONS

         9.1.     ADVC TO KEEP RECORDS

                  ADVC must keep the Records, and must retain such Records for a period of seven years after the termination of this document.

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                                       11


         9.2.     ACT'S RIGHT TO INSPECT RECORDS

                  9.2.1. ACT is entitled, on five Business Days' prior notice in writing to ADVC, to attend (or appoint an independent accountant to attend) ADVC's premises and inspect such of ADVC's Records as may be reasonably necessary to verify the information contained in any Report delivered by ADVC under clause 8.5.

                  9.2.2. ADVC must use all of its reasonable endeavours to elicit ACT (or its agents) to carry out such inspection.

         9.3.     ACT'S RIGHT TO INSPECT FOR 7 YEARS

                  ADVC may exercise the right of inspection in accordance with this clause 9 at any time up to seven years after termination of this document

         9.4.     PAYMENT OF ANY DIFFERENCE REVEALED BY INSPECTION

                  9.4.1. If an inspection under clause 9.2 reveals that the total amount payable to ACT in respect of any Calendar Quarter is a sum greater than the amount specified in the relevant Report or Reports, then ADVC must pay to ACT the difference within 14 days of demand in writing by ACT which demand must be accompanied by a copy of any accountant's report.

                  9.4.2. If the amount payable to ACT under this clause 9.4 exceeds the amount specified in the relevant Report or Reports by 5% or more, then ADVC:

                           9.4.2.1. must pay the costs and expenses of that inspection; and

                           9.4.2.2. must pay interest on the moneys paid at the rate charged or chargeable by ACT bankers on an overdraft facility of $100,000.00 and ACT may terminate this Agreement.

         9.5.     IF REPORTS NOT DELIVERED

                  9.5.1. If ADVC fails to deliver a Report or Reports within the time required by clause 8.5, ACT may appoint an independent accountant to examine the Records of ADVC for the purpose of ascertaining the amount payable to ADVC for the relevant Calendar Quarter.

                  9.5.2. ADVC must permit that accountant to inspect ADVC's Records.

                  9.5.3. The amount certified by the accountant to be payable in respect of any Calendar Quarter together with the costs and expenses of that inspection are payable by ADVC within 14 days of demand by ACT for that amount, such demand to be in writing and accompanied by a copy of the accountant's report.

                  9.5.4. A failure by ADVC to deliver a Report within the time required by clause 8.5 will not be considered a breach of this document unless;

                           9.5.4.1. ACT has given a written notice to ADVC requiring ADVC to deliver such Report within 30 days; and

                           9.5.4.2. ADVC fails to deliver such Report during that time

         9.6.     INSPECTION OF ADVC'S FACILITIES

                  In addition to the foregoing rights of inspection, ACT may during regular business hours on not less than 5 Business Days' prior written notice inspection ADVC's premises and facilities in order to verify ADVC's compliance with any terms of this document.

10.      WARRANTIES

         10.1.    GENERAL WARRANTIES

                  Each party warrants that:

                  10.1.1. it has authority to enter and to perform its obligations under this document; and

                  10.1.2. it has the ability to perform its obligation under this document.

         10.2.    WARRANTIES BY ACT

                  ACT represents and warrants to ADVC that the use of the Product in accordance with this document will not infringe the rights, including the Intellectual Property Rights, of any person.

         10.3.    ACT DOES NOT WARRANT

                  ACT does not represent and does not warrant to ADVC that:

                  10.3.1.  the Product is error free or virus free;

                  10.3.2.  the use of the Product will be uninterrupted; or

                  10.3.3. the Product will provide any function not designated in any Product specification.

         10.4.    WARRANTIES BY ADVC

                  ADVC represents and warrants to ACT that:

                  10.4.1. subject to clause 10.5, it is authorized by all necessary government and other agencies and authorities to distribute the Product in the Territory, and will continue to be so authorized throughout the Term;

                  10.4.2. it will not Alter the Product without the prior approval of ACT, which approval may be withheld by ACT in its absolute discretion; and

                  10.4.3. the information provided to ACT in relation to the subject matter of this document before its entry into this document is true and correct.

         10.5.    AMENDMENT

                  Subject to anything to the contrary, if compliance with the warranty specification in clause 10.4 or any other term of this document would require an amendment, variation or modification to the Product, then no such amendments, variations or modifications are to be made without the prior approval of ACT, which approval may be withheld in its absolute discretion. If such approval is withheld, such an event will constitute a Termination Event.

         10.6.    INTELLECTUAL PROPERTY RIGHTS OF ALTERATION

                  In respect of any Alteration made to the Product or the Promotional Material (whether in accordance with this document or in breach of it) ADVC acknowledges that it holds all Intellectual Property Right in the altered Product or Promotional Materials on trust on behalf of ACT and must at the direction of ACT forthwith transfer or assign all such rights to ACT.

         10.7.    ACKNOWLEDGEMENT

                  ADVC acknowledges and accepts that it does not, as a result of entering into this document, acquire any Intellectual Property Rights in the Product or the Promotional Materials or in any of their copies.

11.      SCOPE OF LIABILITY

         11.1.    ACT'S INDEMNITY

                  ACT must at all times indemnify and keep indemnified ADVC and its sub-distributors and both their respective officers, employees and agents (in this clause 11.1 referred to as "those indemnified") from and against any loss (including reasonable legal costs and expenses) or liability incurred by any of those indemnified arising from any claim, demand, suit, action or proceeding by any person against any of those indemnified where such loss or liability arose out of:

                  11.1.1. any breach of this document by ACT, excluding any breach of the warranties referred to in clause 10.2:

                  11.1.2. any breach of the warranties referred to in clause 10.2; and

                  11.1.3. any infringement or alleged infringement of the rights, including the Intellectual Property Rights of any person occurring by the use of the Product in accordance with this document.

         11.2.    ADVC'S INDEMNITY

                  ADVC must at all times indemnity and keep indemnified ACT its officers, employees and agents (in this clause 11.2 referred to as "those indemnified") from an against any loss (including reasonable legal costs and expenses) or liability incurred by any of those indemnified arising from any claim, demand, suit, action or proceeding by any person against any of those indemnified where such loss or liability arose out of:

                  11.2.1.  any use of the Product by ADVC and the
                           sub-distributors otherwise than in accordance with this document; and

                  11.2.2.  any other breach of this document by ADVC.

         11.3.    EXCLUSION OF LIABILITY

                  11.3.1. ACT acknowledges and accept that, to the extent permitted by law, ADVC will be under no liability to ACT whosoever, whether in:

                           11.3.1.1. contract or tort (including, without limitation, negligence);

                           11.3.1.2.   breach of statute; or

                           11.3.1.3.   any other legal or equitable obligation

                           in respect of any loss or damage referred to in clause 11.3.2.

                  11.3.2. The loss or damage referred to in clause 11.3.1 is loss or damage (including loss of profit or savings) howsoever caused, which may be:

                           11.3.2.1. suffered or incurred or which may arise directly or indirectly in respect of any infringement by any End User or other person of the Intellectual Property Rights of ACT or any other right of ACT in or in relation to the Product; or

                           11.3.2.2. which may be caused directly or indirectly by any act or omission of any End User or any other person who may access the Product,

                           except to the extent that ADVC has knowledge of, authorized or otherwise permitted such infringement, act or omission.

         11.4.    LIABILITY LIMIT

                  Except as provided in clauses 11.1.1 and 11.1.2 the total liability of each party arising out of any particular breach of this document for damages regardless of the cause of action, whether contract, tort (including, without limitation, negligence) or breach of statute or any other legal or equitable obligation is limited to four times the Minimum Guarantee Amount.

         11.5.    NOTIFICATION OF CLAIMS

                  ADVC must notify ACT in writing as soon as practicable and in any event within 2 Business Days of any claim or demand made, or action, suit or proceeding threatened or brought, against ADVC arising from any breach of the warranties referred to in clause 11.1.1 or from the infringement or alleged infringement referred to in clause 11.1.2.

         11.6.    KEEP ACT INFORMED

                  After notice has been given under clause 11.5 and upon ACT admitting its obligations under the indemnity in clause 11.1.1 or 11.1.2 and, where requested by ADVC, lodging security in a reasonable amount with ADVC, ADVC must:

                  11.6.1.  continue to keep ACT informed of all developments;
                           and

                  11.6.2. to the extent permitted by law, act in accordance with the reasonable directions of ACT in respect of those developments including in relation to application for leave to withdraw from the litigation and in relation to the settlement of claims or demands that do not result in litigation.

         11.7.    ACT TO CONDUCT LITIGATION

                  Where litigation is commenced against ADVC in respect of any matter involving any breach of the warranties referred to in clause 11.1.1 or any infringement or alleged infringement referred to in clause 11.1.2, ADVC must, on leave being granted, withdraw from the litigation and ACT must, in its own name and its own expense, conduct the litigation.

         11.8.    CONDUCT OF LITIGATION

                  11.8.1. Where leave is not granted to ADVC to withdraw from the litigation and for ACT to conduct litigation in its own name, ADVC must:

                           11.8.1.1. upon ACT admitting its obligations under the indemnity in clause 11.1.1 or 11.1.2; and

                           11.8.1.2.   to the extent that it is permitted by
                                       law,
                           defend,   arbitrate,   appeal,  settle  or  otherwise
                           conduct the litigation as ACT may from time to time reasonable direct.

                  11.8.2. For the purpose of clause 11.8.1 ACT, must lodge security in a reasonable amount with ADVC to offset ADVC's cost of conducting the litigation at ACT's direction.

                  11.8.3. For the purpose of clause 11.8.1 ACT must lodge security in a reasonable amount with ADVC to offset ADVC's cost of conducting the litigation at ACT's direction.

         11.9.    PAYMENT OF JUDGMENT AGAINST ADVC

                  If a final judgment or aware is made against ADVC in the litigation referred to in clause 11.8, or if a settlement is reached with the Plaintiff, which has been approved by ACT, (In a situation where ACT is providing an indemnity under clause 11.1.1 or 11.1.2), ACT must:

                  11.9.1. not less than 5 business days before the date on which ADVC must pay the amount referred to in the judgment, award or settlement; or

                  11.9.2. if no date for payment is fixed by that judgment, award or settlement, within 5 business days of receipt of a notice in writing from ADVC that it intends to pay the amount referred to in that judgment, award or settlement, pay to ADVC by bank cheque a sum equal to the sum that ADVC is required to pay.

         11.10.   CONSENT TO SETTLEMENT

                  ACT's approval to the settlement referred to in clause 11.9 must not be unreasonably withheld.

         11.11.   CONSENT TO SETTLEMENT

                  ACT's approval to the settlement referred to in clause 11.9 must no be unreasonably withheld.

         11.12.   PAYMENT OF SUMS UNDER INDEMNITY

                  ACT must pay to ADVC all other sums required to be paid under the indemnity provided under clause 11.1 within 5 business days of receipt by ACT of a notice from ADVC requiring payment of those sums.

12.      MARKETING AND PROMOTION

         12.1.    MARKETING PLAN

                  12.1.1.  ADVC must comply with the Marketing  Plan in relation
                           to   the   publicity,   advertising   and   marketing
                           strategies of the Product in the Territory.

                  12.1.2. Any variations to the Marketing Plan must be agreed in writing by the parties.

         12.2.    ACT TO APPROVE ALL MARKETING MATERIAL

                  ADVC must submit all advertising, sales promotion and public relations material used from time to time by ADVC and relating to the Product for ACT's prior written approval. Subject to clause 23.3, no such material may be used in conjunction with the promotion of the Production without ACT's express approval.

         12.3.    ACT'S APPROVAL

                  12.3.1.  ACT  must  notify   ADVC  within  20  business   days
                           following receipt of the material referred to in clause 12.2 whether it approves, disapproves or requires any Alteration.

                  12.3.2. If no notification is received within the said period, ACT will be deemed to have given its approval.

                  12.3.3. ACT must not unreasonably exercise its rights to disapprove or require Alterations.


13.      WITHDRAWAL OF PRODUCT

         13.1.    SUSPENSION OF DISTRIBUTION

                  ACT may direct ADVC in writing to suspend the distribution of the Product (and ADVC must comply with that direction) for the Suspension Period if:

                  13.1.1.  the Product is defective; or

                  13.1.2. if ACT is advised by its legal advisers that the Product infringes or may infringe the Intellectual Property Rights of any person.

         13.2.    ADVC TO NOTIFY

                  13.2.1. If ADVC becomes aware of any of the matters described in clauses 13.1.1 or 13.1.2, ADVC must immediately notify ACT in writing and request ACT to issue a direction under clause 13.1.

                  13.2.2.  ACT will not be obliged to issue any such direction.

         13.3.    IF ACT IS UNABLE TO RECTIFY THE PRODUCT

                  If ACT is unable to rectify the Product within the Suspension Period, such an event will constitute a Termination Event.

         13.4.    IF ACT IS ABLE TO RECTIFY THE PRODUCT

                  If ACT is able to rectify the Product within the Suspension Period (or any extension thereof agreed by the Parties), ADVC must resume distribution of the Product.

14.      SUB-DISTRIBUTORS

         14.1.    ADVC MAY APPOINT SUB-DISTRIBUTORS

                  14.1.1. ADVC may appoint such sub-distributors as agreed in writing by ACT to distribute the Product throughout the Territory, but only under a written agreement approved in writing by ACT.

                  14.1.2. ADVC must provide a copy of any such propose agreement to ACT before execution and must allow ACT at least 3 business days in order to approve such agreement. If ACT approves the agreement, ADVC may proceed to execute it (but only the approved form) and must provide ACT with a copy of the executed agreement within 3 business days of execution.

         14.2.    ADVC LIABLE FOR SUB-DISTRIBUTORS

                  14.2.1. ADVC must ensure that each sub-Distributor complies with its sub-distribution agreement.

                  14.2.2. Subject to the appointment any sub-Distributor and ACT's consent to such appointment, ADVC is liable, and will remain liable, for the performance of all of ADVC's obligations under this document.

         14.3.    PAYMENTS TO SUB-DISTRIBUTORS

                  Any commissions payable to sub-distributors of ADVC must be payable by ADVC from the Commission.

15.      CONFIDENTIALITY

         15.1.    CONFIDENTIAL INFORMATION

                  ADVC acknowledges that ADVC, its employees or agents, may be given access to Confidential Information of ACT in the course of negotiating or performing this document.

         15.2.    NO DISCLOSURE

                  ADVC must keep the Confidential Information confidential and must not disclose it to any third party or use it otherwise than:

                  15.2.1.  for the purposes of this document;

                  15.2.2.  as authorized in writing by ACT;

                  15.2.3. as required by any law, judicial body or government agency; or

                  15.2.4. by way of disclosure to that party's professional advisers who have agreed to keep the Confidential Information confidential.

         15.3.    NO UNAUTHORISED COPYING

                  ADVC must not copy any document containing Confidential Information except as necessary to perform this document.

         15.4.    RETURN OF MATERIALS

                  On termination of this document, ADVC must return all documents or copies of documents containing information which is, at the date of termination, Confidential Information to ACT.

         15.5.    RESPONSIBILITY FOR EMPLOYEES, AGENTS ETC.

                  ADVC must ensure that its employees, agents, contracts and other Persons within its control comply with this clause 15.

         15.6.    PUBLICITY

                  The parties must not make any public announcement or make any representation to any media representative about:

                  15.6.1.  this document;

                  15.6.2.  the performance of this document by any party;

                  15.6.3.  any matter related to this document; or

                  15.6.4.  any other party,

                  without the prior written consent of each of the other parties to this document.

16.      WITHDRAWAL OF EXCLUSIVITY

         16.1.    APPLICATION OF RULE

                  The rule in this clause 16 applies if the moneys paid by ADVC to ACT would but for clause 8.4.1, be less then the Minimum Guarantee Amount for two successive Calendar Quarters.

         16.2.    WITHDRAWAL OF EXCLUSIVITY

                  If the circumstance set out in clause 16.1 applies, then Act may at its option:

                  16.2.1. notify ADVC in writing that the exclusivity given to ADVC under clause 3.2 be withdrawn, and that all references in this document to the `Exclusive
                           Territory' will be regarded as references to `Non-Exclusive Territory'; or

                  16.2.2.  treat the circumstance as a Termination Event.


17.      TERMINATION

         17.1.    TERMINATION FOR BREACH

                  17.1.1.  If  a  party is  in  breach of  this  Agreement,  the
                           Non-Defaulting  Party  may  give   a  notice  to  the
                           Defaulting Party:

                           17.1.1.1.   specifying the breach;

                           17.1.1.2. requiring the Defaulting Party to rectify the breach;

                                    17.1.1.2.1.  where it is a financial breach,
                                                 within 30 days; or

                                    17.1.1.2.2.  otherwise  where it is  capable
                                                 of   remedy   within  a  period
                                                 specified   by  ACT  as   being
                                                 reasonable  (such  date  not to
                                                 exceed 180 Business Days of the
                                                 date   the   Defaulting   Party
                                                 received the notice).

                  17.1.2. The Non-Defaulting Party may terminate this Agreement if after the expiry of the notice, the Defaulting Party has not rectified the breach specified in the notice.

         17.2.    IMMEDIATE TERMINATION

                  This Agreement may be terminated by a party immediately by notice to the other party if a Termination Event occurs.

         17.3.    ACCRUED RIGHTS

                  The termination of this Agreement is without prejudice to any rights which have accrued to a party before the date of termination.

18.      RELATIONSHIP OF THE PARTIES

         18.1.    NO PARTNERSHIP

                  This Agreement does not create any partnership, joint venture or agency relationship between the parties.

         18.2.    NO REPRESENTATIONS OF AUTHORITY

                  ADVC may not enter into any agreements or incur any liabilities on behalf of ACT without ACT's prior written consent and may not represent to any person that it has any authority to do so.


19.      GENERAL

         19.1.    AMENDMENT

                  This Agreement may only be varied or replaced by a Agreement duly executed by the parties.

         19.2.    ENTIRE UNDERSTANDING

                  This Agreement contains the entire understanding between the parties as to the subject matter contained in it. All previous agreements, representations, warranties, explanations and commitments, expressed or implied, affecting this subject matter are superseded by this Agreement and have no effect.

         19.3.    FURTHER ASSURANCE

                  Each party must promptly execute and deliver all Agreements and take all other action necessary or desirable to effect, perfect or complete the transactions contemplated by this Agreement.

         19.4.    LEGAL COSTS AND EXPENSES

                  Each party must pay its own legal costs and expenses in relation to the negotiation, preparation and execution of this Agreement and other Agreements referred to in it, unless expressly stated otherwise.

         19.5.    STAMP DUTY

                  ADVC must pay all stamp duty (including all fines and penalties except those arising from the default of another party) on this Agreement and any Agreement executed under it.

         19.6.    WAIVER AND EXERCISE OF RIGHTS

                  19.6.1. A single or partial exercise or waiver of a right relating to this Agreement does not prevent any other exercise of that right or the exercise of any other right.

                  19.6.2. No party will be liable for any loss or expenses incurred by another party caused or contributed to by the waiver, exercise, attempted exercise, failure to exercise or delay in the exercise of a right.

         19.7.    ASSIGNMENT

                  19.7.1.  A party must not:

                           19.7.1.1.   sell, transfer, delegate, assign,
                                       licence; or

                           19.7.1.2.   mortgage, charge or otherwise encumber

                           any right or obligation under this Agreement to any person ("Proposed Assignee"), without the prior written consent of the other parties to this Agreement ("Other Parties").

                  19.7.2. The Other Parties must not unreasonably withhold consent under this clause.

                  19.7.3. The assigning party must pay all fees and expenses (including legal fees on a solicitor/own client basis) incurred by the Other Parties in connection with the proposed assignment and the investigation of the Proposed Assignee, whether or not consent is granted.

                  19.7.4.  The  assigning  party   must  deliver  to  the  Other
                           Parties:

                           19.7.4.1. the name, address and occupation of the Proposed Assignee;

                           19.7.4.2. two written references as to financial circumstances of the Proposed Assignee;

                           19.7.4.3. an agreement in a form approved by the Other Parties, executed by the Proposed Assignee, in which the Proposed Assignee agrees to perform the obligations of the assigning party under this Agreement; and

                           19.7.4.4. if required by the Other Parties, a guarantee in a form approved by the Other Parties executed by persons approved by the Other Parties, guaranteeing the performance of the Proposed Assignee's obligations.

         19.8.    TIME OF THE ESSENCE

                  Time is of the essence as regards all dates, periods of time and times specified in this Agreement.

         19.9.    NO RELATIONSHIP

                  No party to this Agreement has the power to obligate or bind any other party. Nothing in this Agreement will be construed or deemed to constitute a partnership, joint venture or employee, employer or representative relationship between any of the parties. Nothing in this Agreement will be deemed to authorize or empower any of the parties to act as agent for or with any other party.

         19.10.   SURVIVAL OF INDEMNITIES

                  Each indemnity in this Agreement is a continuing obligation, separate and independent from the other obligations of the parties and survives termination of this Agreement.

         19.11.   RULE OF CONSTRUCTION

                  In the interpretation of this Agreement, no rule of construction applies to the disadvantage of the party preparing this Agreement on the basis that it put forward this Agreement or any part of it.

20.      NOTICES

         20.1.    SERVICE OF NOTICE

                  A notice or other communication required or permitted, under this Agreement, to be served on a person must be in writing and may be served:

                  20.1.1.  personally on the person;

                  20.1.2. by leaving it at the person's current address for service;

                  20.1.3. by posting it by prepaid post addressed to that person at the person's current address for service; or

                  20.1.4. by facsimile to the person's current number for service.

         20.2.    PARTICULARS FOR SERVICE

                  20.2.1. Any party may change the address or facsimile number for service by giving notice to the other parties.

                  20.2.2. If the person to be served is a company, the notice or other communication may be served on it at the company's registered office.

         20.3.    PARTICULARS FOR SERVICE

                  20.3.1. Any party may change the address or facsimile number for service by giving notice to the other parties.

                  20.3.2. If the person to be served is a company, the notice or other communication may be served on it at the company's registered office.

         20.4.    TIME OF SERVICE

                  A notice or other communication is deemed served:

                  20.4.1. if served personally or left at the person's address, upon service;

                  20.4.2. if posted within Australia to an Australian address, two Business Days after posting and in any other case, seven Business Days after posting;

                  20.4.3. if served by facsimile, subject to the next sub-clause, at the time indicated on the transmission report produced by the sender's facsimile machine indicating that the facsimile was sent in its entirety to the addressee's facsimile;

                  20.4.4. if received after 6.00pm in the place of receipt or on a day which is not a Business Day, at 9.00am on the next Business Day.

21.      INTERPRETATION

         21.1.    GOVERNING LAW AND JURISDICTION

                  This Agreement is governed by and is to be construed in accordance with the laws of Victoria. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of Victoria and waives any right to object to proceedings being brought in those courts.

         21.2.    PERSONS

                  In this Agreement, a reference to:

                  21.2.1. a person includes a firm, partnership, joint venture, association, corporation or other corporate body;

                  21.2.2. a person includes the legal personal representatives, successors and permitted assigns of that person; and

                  21.2.3. any body which no longer exists or has been reconstituted, renamed, replaced or whose powers or functions have been removed or transferred to another body or agency, is a reference to the body which most closely serves the purposes or objects of the first-mentioned body.

         21.3.    JOINT AND SEVERAL

                  If a party consists of more than one person, this Agreement binds them jointly and each of them severally.

         21.4.    LEGISLATION

                  In  this  Agreement,   a  reference  to  a  statute   includes
                  regulations   under   it   and   consolidations,   amendments,
                  re-enactments or replacements of any of them.

         21.5.    THIS AGREEMENT, CLAUSES AND HEADINGS

                  In this Agreement:

                  21.5.1. a reference to this or other Agreement includes the Agreement as varied or replaced regardless of any change in the identity of the parties;

                  21.5.2. a reference to a clause, schedule, appendix or annexure is a reference to a clause, schedule, appendix or annexure in or to this Agreement all of which are deemed part of this Agreement;

                  21.5.3.  a  reference   to  writing  includes  all  modes   of
                           representing  or  reproducing   words  in  a legible,
                           permanent and visible form; and

                  21.5.4. headings and sub-headings are inserted for erase of reference only and do not affect the interpretation of this Agreement.

         21.6.    SEVERANCE

                  21.6.1. If a provision in this Agreement is held to be illegal, invalid, void, voidable or unenforceable, that provision must be read down to the extent necessary to ensure that it is not illegal, invalid, void, voidable or unenforceable.

                  21.6.2. If it is not possible to read down a provision as required in this clause, that provision is severable without affecting the validity or enforceability of the remaining part of that provision or the other provisions in this Agreement.

         21.7.    COUNTERPARTS

                  This Agreement may be executed in any number of counterparts all of which taken together constitute one instrument.

         21.8.    CURRENCY

                  In this Agreement, a reference to "$" or "dollars" is a reference to Australian dollars.

         21.9.    BUSINESS DAY

                  If a payment or other act is required by this agreement to be made or done on a day which is not a Business Day, the payment or act must be made or done on the next following Business Day.

         21.10.   ACT RIGHT OF SETOFF

                  ACT may, without any demand or notice, setoff and apply any and all indebtedness at any time owing by ACT to ADVC against any and all other monies or indebtedness which is immediately due and payable.

         21.11.   NUMBER AND GENDER

                  In this Agreement, a reference to:

                  21.11.1. the singular includes the plural and vice versa; and

                  21.11.2. a gender includes the other genders.

EXECUTED by the parties as an agreement.

EXECUTED by ADVANCED COM-                       )
MUNICATIONS TECHNOLOGIES                        )
(AUSTRALIA) PTY LTD CAN 086 856                 )
617 by being signed by those persons who        )
are authorised to sign for the company:         )

/s/ GRABME WILLIAM SNEARER.                     Director
---------------------------
/s/ GRABME WILLIAM SNEARER.                     Full name
---------------------------
/s/ 8 Park Grove, Richmond Vic. 3121            Usual address
------------------------------------
Australia
------------------------------------
/s/ Exec VP - Director                          Director (or Company Secretary)
------------------------------------
                                                Full name
------------------------------------
                                                Usual address
------------------------------------



EXECUTED by ADVANCED COM-                       )
MUNICATIONS TECHNOLOGIES,                       )
INC. by being signed by those persons           )
who are authorized to sign for the              )
company:                                        )

/s/ ROGER T. MAY                                Director[/s/ \ CEO]
------------------------------------
/s/ ROGER T. MAY                                Full name
------------------------------------
/s/ 2722 Michelson Ave #407                     Usual address
------------------------------------
/s/ Chairman/CEO                                Director (or Company Secretary)
------------------------------------
                                                Full name
------------------------------------
                                                Usual address
------------------------------------

                                   ANNEXURE A

                                  LICENCE TERMS

LICENCE: The SpectruCell Software (comprising software, data and documentation) is provided to you on the basis of a non-exclusive and no-transferable licence for your own personal use only on a single computer accessible by only one user at a time. The licence commences on payment of the licence fee and continues perpetually unless terminated by notice from ADVANCED COMMUNICATIONS TECHNOLOGIES (AUSTRALIA) PTY LTD CAN 086 856 617 (OWNER) if you breach these Licence Terms or become subject to any form of insolvency administration.

LICENCE RESTRICTIONS: You will not sell, loan, rent, transfer or sublicence the SpectruCell Software or your rights under these Licence Terms without the prior written consent of the Owner. You will not use the SpectruCell for any third party's benefit by way of a service bureau of otherwise. You will not allow access to the SpectruCell by multiple users at any one time through networking arrangements or otherwise. You will not allow access to the SpectruCell by multiple users at any one time through networking arrangements or otherwise. You will not use the SpectruCell Software other than for your own personal use.

To protect the Owner's intellectual property rights in the SpectruCell Software you will not, and will not allow or cause a third party, to decompile, dissemble, reverse engineer, copy or modify the SpectruCell Software or use the whole or any part of the SpectruCell Software to assist in the development of a similar or competitive product or otherwise use the SpectruCell Software except as provided in these Licence Terms.

You may make one copy of the SpectruCell Software for backup or archival purposes. You will take appropriate measures to prevent unauthorized use or access to the SpectruCell Software.

LIABILITY: To the extent permitted by law, the Owner excludes all warranties and representations relating to the SpectruCell Software. Nothing in these Licence Terms will exclude, restrict or modify any condition, warranty, right or remedy implied or imposed by any statute or regulation to the extent that it cannot be lawfully excluded, restricted or modified. If any condition or warranty is implied into this licence under a statute or regulation and cannot be excluded, the liability of the Owner for a breach of the condition or warranty will be limited to the replacement of the product or the supply of the services again. Except to that extent, the Owner will not be liable in contract or in tort (including negligence) or otherwise for any loss or damage (including indirect or consequential loss or damage) however caused, which may be suffered, or incurred or which may arise directly or indirectly in respect of the use of, or inability to use, the SpectruCell Software.

                                   ANNEXURE B

                                 MARKETING PLAN

                  (To be agreed in writing between the parties)